Investor Presentation UPDATED FEBRUARY 15, 2023

Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation2 FORWARD LOOKING STATEMENTS This investor update contains “forward-looking statements” which are made in good faith by Pathward Financial, Inc. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning or similar expressions. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results including our earnings per share guidance and related performance expectations; the impact of measures expected to increase efficiencies or reduce expenses; customer retention; loan and other product demand; expectations concerning acquisitions and divestitures; new products and services; credit quality; the level of net charge-offs and the adequacy of the allowance for credit losses; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: maintaining our executive management team; expected growth opportunities may not be realized or may take longer to realize than expected; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, or other unusual and infrequently occurring events, including the impact on financial markets from geopolitical conflicts such as the military conflict between Russia and Ukraine; our ability to achieve brand recognition for Pathward equal to or greater than currently enjoyed for MetaBank; our ability to successfully implement measures designed to reduce expenses and increase efficiencies; changes in trade, monetary, and fiscal policies and laws, including actual changes in interest rates and the Fed Funds rate; changes in tax laws; the strength of the United States' economy, and the local economies in which the Company operates; inflation, market, and monetary fluctuations; the timely and efficient development of, new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the ability of the Company’s subsidiary Pathward®, N.A. (“Pathward”) to maintain its Durbin Amendment exemption; the risks of dealing with or utilizing third parties, including, in connection with the Company’s prepaid card and tax refund advance business, the risk of reduced volume of refund advance loans as a result of reduced customer demand for or usage of the Company’s strategic partners’ refund advance products; our relationship with, and any actions which may be initiated by, our regulators; changes in financial services laws and regulations, including laws and regulations relating to the tax refund industry and the insurance premium finance industry; technological changes, including, but not limited to, the protection of our electronic systems and information; the impact of acquisitions and divestitures; litigation risk; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by Pathward of its status as a well-capitalized institution, changes in consumer spending and saving habits; losses from fraudulent or illegal activity, technological risks and developments and cyber threats, attacks or events; the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase; and the other factors described under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2022 and in other filings made by the Company with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Since our founding, we have worked to advance financial inclusion. We seek out diverse partners, including fintechs, affinity groups, government agencies, and other banks and work with them to identify markets where people and businesses are underserved. Our national bank charter, coordination with regulators, and deep understanding of risk mitigation and compliance allow us to guide our partners and deliver financial products, services and funding to the people and businesses who need them the most. We are powering financial inclusion for all. AT PATHWARD®, LEADING THE WAY TO FINANCIAL ACCESS IS THE HEART OF OUR BUSINESS. 3 Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation

Building a Diversified Franchise Dedicated to Financial Empowerment for Individuals and Businesses 4 1993 Listed on Nasdaq: CASH 2015 / 2016 Entered Tax Services business by acquiring Refund Advantage, SCS, and EPS 2020 Completed sale of Retail Bank division to focus on national banking operations and BaaS Developed a governance structure that aligns with key ESG efforts Converted to National Bank Charter 2004 Created Prepaid Card Sponsorship business - now Banking as a Service (BaaS) 2014 Acquired AFS/IBEX, an insurance premium finance company 2018 Acquired Crestmark Bancorp, a commercial lending company Dramatic growth in deposits from Payments business heavily invested in securities, treasuries, and bond portfolio. 1954 Founded as a savings and loan bank 2021 Sold Meta trademarks and began rebranding initiative 2022 Completed rebranding as Pathward Financial Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation4

Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation5 Resilient Business Model in Economic Cycles Low-cost funding via BaaS partner relationships Funding Earns consistent fees from the BaaS business Operates a collateralized lending platform that outperforms in down-cycles Income

Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation6 Collaborate With Partners to Provide Innovative Banking as a Service (BaaS) Solutions Payment Solutions Issuing Solutions Credit Solutions Tax Solutions Accepting and processing payments through highspeed banking rails Leading debit and prepaid card issuer holding funds for partner programsWe enable partners’ lending solutions to serve diverse credit customer needs We work with a network of tax preparers offering a variety of products

Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation7 Commercial Finance Helps Businesses Access Needed Funds Through Various Solutions Working Capital Finance Equipment Finance Structured Finance Insurance Premium Finance Ready cash for liquidity needs to new or growing companies in cyclical or seasonal industries Providing access to equipment financing, through loans and leases, without sacrificing cash flows Assisting small and mid-sized businesses and rural borrowers to fund growth, expansion and refinancing Short-term financing for purchase of property, casualty, and liability insurance premiums

Strong and Diverse Leadership Team and Board of Directors 8 Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation Executive Leadership Team Board of Directors Brett Pharr Chief Executive Officer and Director Anthony Sharett President Glen Herrick1 EVP, Chief Financial Officer Charles Ingram EVP, Chief Technology & Product Officer Sonja Theisen1 EVP, Deputy Chief Financial Officer Nadia Dombrowski EVP, Chief Legal and Administrative Officer Douglas Hajek Chair of the Board Elizabeth Hoople Director Michael Kramer2 Director Ronald McCray Director Frederick Moore Director Becky Shulman Vice Chair of the Board Kendall Stork Director Lizabeth Zlatkus Director 1It is anticipated that Sonja Theisen will assume the role of Chief Financial Officer on April 30th, 2023 2The term of Michael R. Kramer ends as of the February 28, 2023 Annual Meeting, and he will not be standing for re-election

2 3 4 1 Record of strong earnings growth and profitability above banking industry averages Resilient Commercial Finance loan portfolio produces attractive returns throughout economic cycles Experienced leader in fast-growing Banking as a Service (BaaS) sector, with diversified portfolio of high-quality financial partners Highly advantageous national bank charter, with well-developed risk mitigation and compliance capabilities Excess capital generating business enables ongoing return of value to shareholders 5 Investment Highlights

Record of Strong Earnings Growth Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation10 1 2 3 4 5 Earnings Per Common Share $5.26 $1.61 $1.67 $2.49 $2.94 $4.38 $4.49 FY '17 FY '18 FY '19 FY '20 FY '21 FY '22 Earnings inclusive of extraordinary items Net Income $156.4 $44.9 $51.6 $97.0 $104.7 $141.7 $131.4 FY '17 FY '18 FY '19 FY '20 FY '21 FY '22 In fiscal year 2022, the company sold its Meta names and trademarks and completed a Company rebrand. Adjustments to earnings in fiscal year 2022 include the revenue from the sale, expenses associated with rebranding, and additional one-time compensation expenses stemming from organizational restructuring. See appendix for non-GAAP reconciliation. 24.0% Core Net Income CAGR 22.8% Core EPS CAGR

Profitability Above Banking Industry Averages Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation11 1 2 3 4 5 • Peer data includes commercial insured banks with assets between $3-10 billion. Return on average assets and net interest margin information gathered from the Federal Financial Institutions Examination Council database. • Fiscal Year 2022 return on average assets reflects GAAP net income, which includes impacts associated with rebranding and one-time compensation expenses from organizational restructuring. 1.45% 1.74% 2.20% 0.97% 1.32% 1.25% FY '20 FY '21 FY '22 Pathward Peers Return on Average Assets 4.09% 3.83% 4.84% 3.43% 3.17% 3.13% FY '20 FY '21 FY '22 Pathward Peers Net Interest Margin

Track Record of Strong Earnings Growth and Right-Sized Balance Sheet Enables Ongoing Return of Capital Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation12 1 2 3 4 5 $448.2M TOTAL SHARE REPURCHASES 1Q19 TO 1Q23 $28.7M TOTAL DIVIDENDS PAID 1Q19 TO 1Q23 Paid dividend every quarter dating back to 1994 Targeting regulatory capital leverage ratio above 8% and total risk-weighted capital ratio above 12%

Leader in Fast-Growing BaaS Sector Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation13 1 2 3 4 5 ~$2.5 Billion Moved daily in ACH and wire services >$10 Billion Moved since start of MasterCard Send and Visa Direct programs in 2020 >260,000 ATMs Sponsored >$11 Billion Tax refunds processed annually Top 20 NACHA – Top 20 ACH Originator and Receiver (#15, April 2021) >1 Billion Cards Issued >340,000 Points of distribution for debit and prepaid card issuing >11,000 Branches – networks & distribution channels for Pathward’s Agent Bank solutions

1 2 3 4 5

Pathward Serves as a Hub of the BaaS Ecosystem


DISCOVER
VISA
STAR
Debit/Credit Networks 20+
Fed / Settlement
Community Banks 1,200+
pathward
Issuing/Acquiring/ Originating Bank
ATM Sponsorship 85+ ISOs
End User Card Holder / Consumer
FinTech / Program Manager Partners 50+
Processor Issuing 20+
Processor Acquiring 10+
End User Merchants
Regulatory/Compliance Oversight
OCC Primary Regulator

14 Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation

pathward

Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation15 Resilient Commercial Loan Portfolio… WORKING CAPITAL FINANCE • Provides working capital for new or growing companies to meet short-term operational requirements • Primarily variable rate loans with majority of floors at or above 6% • Bank typically has dominion of funds • Heavily collateral-managed • Historically excels during economic downturns EQUIPMENT FINANCE • Loan and lease financing to provide access to needed equipment • Typically secured with mission- critical equipment • Borrowers range from start-up companies to investment grade companies • Primarily fixed rate loans and leases • Flexibility to sell direct originations to secondary market STRUCTURED FINANCE • Funding to small and midsized businesses and rural borrowers to fund growth, expansion, and restructuring • SBA, USDA, and conventional loans with fixed or variable interest rates • Debt refinance, leveraged acquisitions, and alternative energy project finance • SBA and USDA guarantees can be sold on the secondary market INSUR ANCE PREMIUM FINANCE • Short-term financing to facilitate the purchase of property, casualty, and liability insurance premiums • Average term of 10 months • Fixed rate loans • Collateralized by insurance premiums • Very low historical loss rate 1 2 3 4 5

…Produces Attractive Returns Throughout Economic Cycles Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation16 1 2 3 4 5 117 115 121 149 157 224 326 350 428 521 582 702 934 1,618 1,995 2,423 2,798 3,007 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Crestmark Acquisition December 31st Commercial Finance Loan Balances ($ in millions) 10.9% annualized loan growth during the Great Financial Crisis (2007- 2009) 14.7% annualized loan growth during COVID pandemic (2020 – current) Crestmark business line portfolios Non-Crestmark Commercial Finance portfolios

Well-Developed Risk Mitigation and Compliance Capabilities Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation17 1 2 3 4 5 Enterprise Risk Management Our Enterprise Risk Management (ERM) program applies corporate governance to risk-taking activities. The ERM program sets strategy across the enterprise and works closely with the lines of business to ensure that risks are appropriately identified and managed. Third-Party Risk Management Just as Pathward’s ERM program oversees our own actions, our Third- Party Risk Management program ensures that our third-party relationships are controlled and mitigated. Our policy and strategy encourage us to protect our company from risk, monitor third- party activities, and report risk events. Business Continuity Management Business Continuity Management (BCM) sets standards and testing to ensure our company remains resilient in case of disaster. Our standards comply with Federal Financial Institutions Examination Council (FFIEC) and Office of the Comptroller of the Currency (OCC) guidance. Bank Secrecy Act / Anti- Money Laundering To protect our customers, partners and company from the risks of fraud, money laundering, terrorist financing and other illicit activity, Pathward’s compliance programs are designed to keep us compliant with all federal programs and sanctions.

Appendix

Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation19 Adjusted Net Income and Adjusted Earnings Per Share Fiscal Year ($ in thousands, except per share data) 2022 Net income - GAAP 156,386 Less: Gain on sale of trademarks 50,000 Add: Rebranding Expenses 13,148 Add: Separation related expenses 5,109 Add: Income tax effect 8,936 Adjusted Net Income 133,579 Less: Allocation of earnings to participating securities1 2,191 Adjusted net income attributable to common shareholders 131,388 Adjusted earnings per common share, diluted $4.49 Average diluted shares 29,232,247 1 Amounts presented are used in the two-class earnings per common share calculation. Non-GAAP Reconciliation

Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation20 Pathward’s Balance Sheet BaaS deposits fund Pathward’s earning asset portfolio while delivering ample fee income Pathward’s commitment to maintain the size of its balance sheet enables the return of capital to shareholders Assets Liabilities Shareholders’ Equity Earning Assets Loans & Leases Securities Portfolio Cash & Equivalents Rental Equipment Other Assets BaaS Deposits Prepaid Cards Reloadable Cards Demand Deposit Accounts Other Products Other Deposits Other Liabilities Growth in the loan portfolio is offset with lower securities holdings, improving the asset yield mix • Commercial Finance • Warehouse Lending • Tax and other Credit Solutions

Industry Terms 21 Types of Payment Cards Banking-as-a-Service (BaaS): Providing financial services and solutions to third parties to offer through their distribution channels. Push-to-debit: The ability to move money directly to an end user. At Pathward, our push-to-debit capabilities are called “Faster Payments”. Debit Card: A type of payment card typically tied to funds held in a deposit account. Credit Card: A type of payment card typically attached to a line of credit that a user can make purchases against. Prepaid Card: A type of payment card that holds a finite amount of funds and is not directly tied to a bank account or line of credit. Virtual Card: A digital counterpart to a payment card, generated with a unique card number to settle a particular transaction by an authorized user. These are often used for one-time, business-to-business payments. Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation Payment Players Acquiring Bank: An acquiring bank provides merchant accounts that allow a business to accept card payments and works in conjunction with the acquirer processor. In some cases, the acquiring bank and acquirer processor are a single entity. Acquiring Processors: Acquiring processors connect directly with merchants, the network and the acquiring bank, or via a payment gateway, to facilitate payment acceptance at the merchant. They provide the technical capabilities to create the system of record to communicate with authorization and settlement entities. In some cases, the acquiring bank and acquirer processor are a single entity. Issuing Bank: The issuing bank enters a relationship with the cardholder, program manager, and enables cards on a given network. The issuing bank fills three primary roles in payment processing: it is a “network sponsor,” which means it can issue cards on a given payments network; it is a holder of funds (for example, for gift cards, deposit accounts and other non-credit cards); and it is a “settlement point,” managing a consumer’s account and paying out to the merchant’s account after a purchase. Issuing Processor: Connects directly with the networks and issuing bank to provide the system of record, authorize transactions and communicate with settlement entities. Fintech: Fintech refers to the integration of technology into offerings by financial services companies in order to improve use and delivery to consumers. Merchant: A merchant simply refers to any business that accepts card-based payments either via a physical swipe (at the point-of-sale) or virtually online. Program Manager: Businesses that manage various elements of a card program on behalf of the issuing bank. The Program Manager is responsible for defining the program, operating the program, and managing its profitability. The program manager typically is responsible for establishing relationships with processors, banks, payment networks, and distributors and for establishing account(s) at banks. Definitions

22 Asset-Based Lending: Asset-Based Lending (ABL) refers to business loans that are secured based on assets as collateral, generally accounts receivable, inventory, equipment or other balance sheet assets. Accounts Receivable: Accounts Receivable (A/R) financing refers to financing based on the value of a company’s accounts receivable (their invoices for goods or services) to another company. It is a subset of asset- based lending and is also known as factoring. Equipment Financing: Equipment Financing refers to a loan used to purchase business equipment. The financing is provided through leases such as $1 Buyout, Fair Market Value (FMV), or through term loans. Factoring: Factoring refers to financing based on the purchase of a company’s accounts receivables, their invoices for goods or services. It is a subset of asset-based lending and is also known as accounts receivable financing. Insurance Premium Finance: Insurance Premium Finance refers to short-term collateralized financing to facilitate the purchases of property, casualty, and liability insurance premiums for the commercial market. Government Guaranteed Lending: A government guaranteed loan is a loan guaranteed by a government agency and financed through a lending financial entity. Government guaranteed loans include SBA loans and USDA loans. SBA Loan: An SBA loan refers to financing that is guaranteed by the Small Business Administration (SBA) and provided by a lending financial institution. SBA loans, such as an SBA 7(a) loan, may be easier for a small business to obtain because of the reduced risk for the lender. Lenders must meet sufficient requirements to be eligible as a lending entity. Term Loan: A Term loan is a loan for a specific amount that has a specified interest rate and regular payment schedule to be repaid over a set period of time. USDA Loan: A USDA loan refers to financing guaranteed by the U.S. Department of Agriculture (USDA) as part of the Rural Development program and provided by a lending financial institution. USDA business loans, such as the USDA Business & Industry (B & I) loan, may be easier for a business to obtain because of the reduced risk for the lender. Lenders must meet sufficient requirements to be eligible as a lending entity. Pathward Financial, Inc. (Nasdaq: CASH) | 2023 Investor Presentation Commercial Lending Terms Definitions, Continued